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                                                                   EXHIBIT 10.35

                         OFFICE OF INSURANCE REGULATION

KEVIN MCCARTY
DIRECTOR

IN THE MATTER OF:

                                                              CASE NO.: 78907-04

NORTH POINTE CASUALTY INSURANCE COMPANY

_______________________________________/

                                  CONSENT ORDER

      THIS CAUSE came on for consideration as a result of an agreement (hereinafter "Agreement") between the FLORIDA DEPARTMENT OF FINANCIAL SERVICES (hereinafter "DEPARTMENT') and NORTH POINTE CASUALTY INSURANCE COMPANY'S (hereinafter "NORTH POINTE "). The Agreement, attached as Exhibit 1, requires NORTH POINTE to provide an offer of coverage to certain policyholders of AMERICAN SUPERIOR INSURANCE COMPANY (hereinafter "AMERICAN SUPERIOR"). AMERICAN SUPERIOR is in Rehabilitation pursuant to Order # 2004-CA-2353 and its affairs are managed by the DEPARTMENT as Receiver. After a complete review of the entire record and upon consideration thereof, and otherwise being fully advised in the premises, the FLORIDA OFFICE OF INSURANCE REGULATION, (the "OFFICE") hereby finds as follows:

      1. The OFFICE has jurisdiction over the subject matter and of the parties herein.

      2. NORTH POINTE is a Florida domiciled property and casualty insurance company authorized to transact insurance in the State of Florida.

      3. NORTH POINTE has requested that the following line of insurance, Homeowners Multi-Peril (0040), be added to its Certificate of Authority in order to effectuate the Agreement.


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      4. On October 19, 2004 NORTH POINTE requested approval of forms and rates for the purpose of providing the offers of coverage required pursuant to the Agreement. The forms and rates have been approved by the OFFICE.

      5. The OFFICE has reviewed the aforementioned Agreement as submitted. Upon consideration of the terms of said Agreement and the requirements of the Florida Insurance Code, the OFFICE approves the Agreement, subject to adherence to the terms and conditions of this Consent Order by NORTH POINTE.

      6. In its review of the Agreement, the OFFICE acknowledges that the accuracy and timing of NORTH POINTE'S offer of insurance to the AMERICAN SUPERIOR policyholders depends upon the performance of Business Risk Technologies, Inc. (hereinafter "BRT"), an information services provider on whose systems all of AMERICAN SUPERIOR'S information exists. As noted in the Agreement, while NORTH POINTE may not be able to control the accuracy and timing of its offer of insurance to the AMERICAN SUPERIOR policyholders, it has agreed to correct any error of which it is made aware, and in doing so will not be subject to penalty under Florida's insurance law upon a showing to the OFFICE that any error or omission was directly attributable to BRT.

      7. The OFFICE, NORTH POINTE and AMERICAN SUPERIOR expressly waive their rights to any hearing in this matter, the making of findings of fact and conclusions of law by the OFFICE, and all other and further proceedings herein to which the parties may be entitled by law or by rules of the OFFICE. NORTH POINTE and AMERICAN SUPERIOR agree not to appeal or otherwise contest this Consent Order in any forum now, or in the future, available to it.

      8. IT IS THEREFORE ORDERED that:

      (a) The terms of the agreement whereby NORTH POINTE shall provide an offer of coverage to certain policyholders of AMERICAN SUPERIOR is approved.

      (b) Upon review by the OFFICE, NORTH POINTE shall not be deemed to have violated Florida insurance law if it makes an inaccurate or untimely offer of insurance to the AMERICAN SUPERIOR policyholders because of the quality of information from BRT on which it is relying or

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because it has had to recreate AMERICAN SUPERIOR records, provided that it corrects any error of which it is made aware.

      (c) NORTH POINTE shall submit an additional form and rate filing to the Office within 90 days. This filing shall serve to supplement and/or if necessary, amend the filing noted in Item (4) above.

      (d) For the three (3) years immediately following the date of entry of this Consent Order, NORTH POINTE shall file with the OFFICE, on an annual basis no later than May 1 of each year, a catastrophe loss model with probable maximum loss estimate amounts from a one hundred-year storm based upon the exposure information gathered from all of its policies in force as of April 15 of each year which would be affected by a catastrophe. NORTH POINTE shall include in this filing an exposure management plan, which will identify the company's ability to provide satisfactory financial capacity to cover the company's exposure to catastrophic hurricane loss. The plan shall identify the reinsurance coverage and surplus levels being utilized to maintain a satisfactory financial capacity with regard to catastrophe exposure. NORTH POINTE shall also include within the plan specific actions intended to limit catastrophic exposures to the company's financial capacity. Based upon the OFFICE'S review of said models and plans, NORTH POINTE may be required at the OFFICE'S sole discretion to take corrective action to cure any overexposure identified by the OFFICE. Such action may also include obtaining additional amounts of reinsurance coverage as directed by the OFFICE or suspend writing of any additional business;

      (e) The parties agree that this Consent Order will be deemed to be executed when the agency head or his designee has signed a copy of this Consent Order bearing the signature of NORTH POINTE, or its authorized representative, notwithstanding the fact that the copy was transmitted to the OFFICE by facsimile machine. NORTH POINTE agrees that the signature of their representative as affixed to this Consent Order shall be under seal of a Notary Public.

      (f) Each party to this action shall bear its own costs and attorney fees.

      WHEREFORE, the agreement between NORTH POINTE CASUALTY INSURANCE COMPANY and the DEPARTMENT OF FINANCIAL SERVICES as Receiver of AMERICAN

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SUPERIOR INSURANCE COMPANY, the terms and conditions of which are set forth above, is hereby APPROVED.

      FURTHER, all terms and conditions contained herein are hereby ORDERED.

      DONE and ORDERED this 16th day of November, 2004.

                                       /s/ Kevin M. McCarty
                                       -----------------------------------------
                                       KEVIN M. MCCARTY, COMMISSIONER
                                       Office of Insurance Regulation

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By execution hereof, AMERICAN SUPERIOR INSURANCE COMPANY (in Rehabilitation)
consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions therein. The undersigned represents that he has the authority to bind AMERICAN SUPERIOR INSURANCE COMPANY (in Rehabilitation) to the terms and conditions of this Consent Order.

                                 AMERICAN SUPERIOR INSURANCE COMPANY (in
                                 Rehabilitation)

                                 /s/ Hugh Dates
                                 -----------------------------------------------
                                 Hugh Dates
                                 Deputy Receiver

State of Florida

County of Broward

On 11/10/04 before me, Hugh Dates, personally appeared ________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person or the entity upon whose behalf the person acted, executed the instrument.

Subscribed and sworn to before me this 10 day of Nov., 2003.

Signature /s/ L. Mendelson                [NOTARIAL SEAL]
          -----------------------------
          (Signature of Notary Public)

My Commission Expires: 4/10/08

Liza Mendelson
Commission #DD307367
Expires: Apr 10, 2008
Bonded Thru
Atlantic Bonding Co., Inc.

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By execution hereof, NORTH POINTE CASUALTY INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions therein. The undersigned represents that he has the authority to bind NORTH POINTE CASUALTY INSURANCE COMPANY to the terms and conditions of this Consent Order.

                             NORTH POINTE CASUALTY INSURANCE COMPANY

Corporate Seal               /s/ James G. Petcoff
                             ---------------------------------------------------
                             James G. Petcoff
                             President/Chief Executive Officer
State of Michigan

County of Oakland

On November 9, 2004 before me, Judith A. Wikman, personally appeared James G. Petcoff, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person or the entity upon whose behalf the person acted, executed the instrument.

Subscribed and sworn to before me this 9th day of November, 2004.

Signature /s/ Judith Wikman                [NOTARIAL SEAL]
          ----------------------------
          (Signature of Notary Public)

My Commission Expires:

JUDITH WIKMAN
NOTARY PUBLIC STATE OF MICHIGAN
OAKLAND COUNTY
MY COMMISSION EXP. NOV. 9, 2005

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COPIES FURNISHED TO:

Lee Roddenberry, Bureau Chief
Bureau of P&C Insurer Solvency
200 East Gaines Street
Tallahassee, FL 32399-0329

Robin S. Westcott
Office of Insurance Regulation
Legal Services Office
612 Larson Building
200 East Gaines Street
Tallahassee, FL 32399-0333

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